Exhibit 99.1

stockholder UPDATE

November 3, 2020

EXECUTIVE SUMMARY

As you likely know, MedAvail, Inc. (“MedAvail”) and MYOS RENS Technology Inc. (“MYOS”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) on June 30, 2020, by and among MYOS, MedAvail, and Matrix Merger Sub, Inc., a newly-created wholly-owned subsidiary of MYOS (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into MedAvail, with MedAvail being the surviving corporation and a wholly-owned subsidiary of MYOS (the “Merger”).

Simply explained, if the Merger and the related transactions as contemplated by the Merger Agreement are consummated:

·	MedAvail will become a wholly-owned subsidiary of MYOS;

·	Shares of MedAvail capital stock will be automatically converted solely into the right to receive a number of shares of MYOS common stock;

·	Options to purchase MedAvail common stock and warrants to purchase shares of MedAvail equity securities will be converted solely into options and warrants to purchase MYOS common stock, respectively;

·	The existing MYOS business will be spun-out into an unaffiliated private company; and

·	MYOS will be renamed MedAvail Holdings, Inc., and the business of MedAvail Holdings, Inc. will be the existing business of MedAvail.

The Boards of Directors of MedAvail and MYOS have both approved the Merger and have recommended approval of the Merger by their respective stockholders and shareholders.

The closing of the Merger and the other transactions contemplated by the Merger Agreement is expected to occur during the fourth quarter of 2020 following stockholder and shareholder approval from both MedAvail and MYOS. As MYOS is a public company and our stockholders will be obtaining registered shares of MYOS common stock in the Merger, applicable securities laws limit the information we can provide to you at this time. With our assistance, MYOS has filed and will continue to file relevant materials with the Securities and Exchange Commission (“SEC”), including a registration statement on Form S-4 (File No. 333-248566), which contains a prospectus, joint proxy and information statement that includes more detailed information about the Merger and which was declared effective by the SEC on October 15, 2020 (as amended, the “Registration Statement”).

We urge you to carefully read the Registration Statement in its entirety (including the annexes, exhibits and any documents incorporated by reference into the Registration Statement).

We are now seeking stockholder approval for the Merger. This process will include the conversion of certain convertible notes into shares of MedAvail common stock and the ability for warrant holders to exercise their warrants, and various other business items.

MERGER INFORMATION

The reverse merger with MYOS was motivated by the opportunity to create a publicly-traded high-growth pharmacy-technology company, which we expect could broaden our access to capital raising and fundraising mechanisms. The Merger will also result in a public trading market for our stockholders to purchase or sell shares. With access to the public markets, we believe we will have the potential to better expand and scale our operations and continue to grow within the pharmacy technology and retail pharmacy services industries. We encourage our stockholders to carefully read the Registration Statement, which contains more information about the background, benefits and risks of the Merger.

A reverse merger is a type of merger that private companies use to become publicly traded without all the steps of an initial public offering (“IPO”). This type of transaction has become a desirable alternative to an IPO. In connection with the Merger, MYOS will be renamed MedAvail Holdings, Inc. (the “Post-Merger Public Company”), and the Post-Merger Public Company will continue to trade on The Nasdaq Capital Market under the new ticker symbol “MDVL.”

MYOS is an emerging company focused on the discovery, development and commercialization of nutritional ingredients, functional foods, and other technologies aimed at maintaining or improving the health and performance of muscle tissue.

MedAvail does not foresee any meaningful synergies with MYOS’s business or technology, and therefore the Post-Merger Public Company will not continue MYOS’s business. Accordingly, the opportunity for MedAvail to combine its operations with MYOS’s business was not a reason for seeking the Merger. As a result of the Merger, MYOS’s business will be spun out into a privately held unaffiliated company.

The board of directors of the Post-Merger Public Company will initially consist of the seven directors, all of whom are currently serving on the MedAvail board of directors. The management team of the Post-Merger Public Company will be composed of the current management team of MedAvail. The Post-Merger Public Company will be headquartered in Mississauga, Ontario, Canada.

MedAvail management and its board of directors have negotiated what we consider a fair deal with MYOS. The MedAvail board of directors has unanimously approved the Merger Agreement and the Merger and believes that the Merger Agreement and the Merger are in the best interests of, and fair to, MedAvail and its stockholders, and recommends that the stockholders approve the Merger.

MERGER MECHANICS

MATERIAL TERMS OF THE MERGER

The following is a summary of the material terms of the Merger Agreement. This summary is not intended to be a complete summary of the terms of the Merger. For more information, we urge you to also carefully read the Registration Statement, which includes as Annex A, a copy of the Merger Agreement.

·	As a result of the Merger, holders of MedAvail stock, options and warrants are expected to own in the aggregate approximately 96.5% of MYOS, and the MYOS security holders are expected to own in the aggregate approximately 3.5% of MYOS, each on a fully-diluted basis. The ownership percentage is subject to certain adjustments to the post-money valuation of MedAvail that is based on the proceeds raised by MedAvail in a private placement that will close prior to the closing of the Merger in which MedAvail will raise an aggregate of approximately $83.9 million in cash proceeds, less certain offering related expenses payable by MedAvail (the “Private Placement”). In addition, convertible promissory notes shall convert into shares of common stock of MedAvail and be automatically converted into the right to receive shares of MYOS common stock, as described in further detail below. The relative ownership ratio was based on MYOS’s valuation of $6.3 million and a MedAvail valuation of $143.7 million prior to the consummation of the Private Placement and is subject to certain adjustments to the post-money valuation of MedAvail that is based on the proceeds raised by MedAvail in the Private Placement. For a more complete description of the Private Placement, please see the section titled “Private Placement” in the Registration Statement.
·	At the effective time of the Merger (the “Effective Time”), and after taking into account the closing of the Private Placement, each share of MedAvail capital stock outstanding immediately prior to the Effective Time, excluding any dissenting shares, will be automatically converted solely into the right to receive a number of shares of MYOS common stock calculated based on the exchange ratio determined in accordance with the Merger Agreement. For a more complete description of the exchange ratio and the potential adjustments thereto, please see the section titled “The Merger Agreement – Exchange Ratio” in the Registration Statement.
·	Immediately prior to the Merger, MYOS will effectuate a reverse stock split of all outstanding shares of MYOS Common Stock at a reverse stock split ratio within the range of between one-for-two and one-for-fifteen to ensure that MYOS will have a sufficient number of authorized and unissued shares of common stock to consummate the Merger and to satisfy the listing requirements of The Nasdaq Capital Market, among other reasons. The reverse split ratio has yet to be determined. For a more complete description of the reverse stock split of MYOS, please see MYOS Proposal No. 2 in the Registration Statement.
·	At the Effective Time each outstanding MedAvail stock option that has not previously been exercised prior to the Effective Time will be assumed by MYOS and will become an option to purchase shares of MYOS common stock; and each outstanding warrant to acquire MedAvail capital stock that has not previously been exercised prior to the Effective Time will be assumed by MYOS and will become a warrant to purchase shares of MYOS common stock. For a more complete description of the treatment of MedAvail options and warrants, please see the sections titled “Treatment of MedAvail Options” and “Treatment of MedAvail Warrants”, respectively, in the Registration Statement.

·	Prior to the consummation of the Merger, MYOS will transfer and assign all of its assets and liabilities into MYOS Corp., a Delaware corporation and wholly-owned subsidiary of MYOS (“Spin Out Sub”) in exchange for all the outstanding shares of common stock of Spin Out Sub pursuant to an Assignment and Assumption Agreement and a related Subscription and Stock Purchase Agreement. The shares of Spin Out Sub held by MYOS shall, immediately after the closing of the Merger, be spun-out from the Post-Merger Public Company through a dividend of the stock of Spin Out Sub to the pre-Merger MYOS shareholders, resulting in Spin Out Sub continuing the current business operations of MYOS as a private company. On the closing date of the Merger, in addition to providing to Spin Out Sub a cash payment of $2.0 million, MedAvail will issue Spin Out Sub a promissory note in the amount of $3.0 million (the “Promissory Note”), payable in three installments within one year of the closing date subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, with the first $1.0 million being paid upon the closing of the Merger pursuant to the terms of the Promissory Note as a result of the satisfaction of certain conditions precedent, such that immediately following the closing of the Merger, Spin Out Sub shall receive a total of $3 million in cash from MedAvail, and the Promissory Note shall have an outstanding balance of $2 million. The principal effect of the spin out transaction will be that the business of the Post-Merger Public Company will be MedAvail’s current business. For a more complete description of the spin out transaction, please see the section titled “Spin Out Transaction and Promissory Note” in the Registration Statement.
·	Following the consummation of the Merger, the Post-Merger Public Company will be reincorporated as a corporation organized under the laws of the State of Nevada to a corporation organized under the laws of the State of Delaware and in connection therewith, change its corporate name from “MYOS RENS Technology Inc.” to “MedAvail Holdings, Inc.” For a more complete description of the spin out transaction, please see the section titled “Reincorporation” in the Registration Statement.
·	Similar to a likely condition on an IPO, there will be a requirement for a lock-up period for certain shares of MYOS common stock issuable upon the exchange of MedAvail capital stock that will be held by certain MedAvail stockholders after the Merger closing. A lock-up is a contractual restriction that will prevent the stockholders limited thereby from selling their stock for a period of time after closing and is intended to help prevent the public market from being potentially flooded with a large number of shares during the immediate post-closing period, which would likely depress the share price. Under the lock-up, the MedAvail stockholders subject to the lock-up will be allowed to sell their shares no sooner than 181 days following the Effective Time, other than with respect to shares of MYOS common stock issued upon conversion of the shares of MedAvail common stock issued in the private placement, which shares shall be subject to a lock-up of 45 days following the Effective Time. The lock-up restrictions are subject to certain exclusions and limitations. MedAvail board members, members of the management team and certain large MedAvail stockholders have already executed this lock-up agreement.
·	The outstanding MedAvail 2020 Notes in the aggregate principal amount, together with accrued interest, of approximately $12,652,775 (calculated as of the closing of the Merger), will be converted into shares of MedAvail common stock at a conversion price of $8.57 per share upon the closing of the Private Placement and prior to the Merger, and such shares of MedAvail common stock will be converted into shares of the Post-Merger Public Company upon the closing of the Merger.
·	The MedAvail second quarter financials are included as a part of the Registration Statement.

THE CLOSING PROCESS

The closing of the Merger is expected in the fourth quarter of 2020, and the exact timing is largely dependent on the timeline of the approvals of the Merger by MedAvail stockholders and MYOS shareholders.

THANKS

We realize there are many moving parts, with many questions. For more information about MedAvail, MYOS and the Merger, we urge you to carefully read the Registration Statement in its entirety. We also urge you to review any filings that we or MYOS may file with the SEC following the date hereof, which will be posted to the investor relations page of the MYOS website located at: https://ir.myosrens.com/.

Kind regards,

Ed Kilroy

NEXT STEPS

***ACTION REQUESTED BY 6:00 PM PACIFIC TIME ON NOVEMBER 12, 2020***

After reading the Registration Statement (including the annexes and exhibits thereto), please:

1.	Execute the enclosed Action by Written Consent of the Stockholders of MedAvail, Inc. (the “Stockholder Consent”) included with this DocuSign package as Exhibit A; and
2.	Complete the enclosed Stockholder Information Sheet included with this DocuSign package as Exhibit B.

By signing the Stockholder Consent, you are, among other things, approving the Merger and the transactions contemplated by the Merger Agreement. We are requesting that you complete the Stockholder Information Sheet to ensure a smooth transition with the Post Merger Public Company’s transfer agent following the potential consummation of the Merger, which would result in our stockholders becoming stockholders of a publicly traded company.

Please complete this DocuSign package as soon as possible, but no later than 6:00 PM Pacific Time on November 12, 2020. The Stockholder Consent will be deemed approved on the date that we receive the requisite vote from our stockholders, even if such date is prior to 6:00 PM Pacific Time on November 12, 2020. Your execution and delivery of the Stockholder Consent and Stockholder Information Sheet is important, and, as such, regardless of the number of shares of capital stock of the Company you own, a prompt response is requested.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, MYOS has filed with the Securities and Exchange Commission (“SEC”), a Registration Statement on Form S-4 (File No. 333-248566), declared effective October 15, 2020, which will also constitute a proxy statement/prospectus of MYOS and will be included in an information statement of MedAvail. The proxy statement/prospectus/information statement described above will contain important information about the MYOS, MedAvail, the proposed Merger and related matters. Investors and securityholders are urged to read the proxy statement/prospectus/information statement carefully when it becomes available. Investors and securityholders can obtain free copies of these documents, and other documents filed with the SEC by MYOS, through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of these documents from MYOS by going to the MYOS’s Investor Relations web page at https://ir.myosrens.com/ and clicking on the link titled “SEC Filings” or by contacting the MYOS Investor Relations group at 973-509-0444 or jgoodford@myosrenscorp.com, or from the Company upon written request to MedAvail, Inc., Attn: Investor Relations, 6665 Millcreek Drive, Suite 1, Mississauga, Ontario, Canada L5N 5M4, or by e-mailing IR@MedAvail.com.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS

Statements in this shareholder brief that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. These forward-looking statements should not be relied upon as predictions of future events as MYOS and MedAvail cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. You can identify forward-looking statements by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “goal,” “strategy,” “future,” “likely,” “potential,” “possible,” “estimates,” or “anticipates” or the negative of these words and phrases or other variations of these words and phrases or comparable terminology. Such forward-looking statements include, but are not limited to statements about the expected benefits of and potential value created by the Merger for the MedAvail equity holders; any statements of the plans, strategies and objectives of management for future operations, including the execution and timing of integration plans; the likelihood of the satisfaction of certain conditions to the completion of the Merger and whether and when the Merger will be consummated; statements of the plans, strategies and objectives of management with respect to the approval and closing of the Merger, and the ability of MYOS and MedAvail to solicit a sufficient number of proxies or written consents, as applicable, to approve matters related to the consummation of the Merger; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; the executive officer and board structure of the combined organization; MYOS’s continued listing on The Nasdaq Capital Market prior to the closing of the Merger and the Post-Merger Public Company’s listing on The Nasdaq Capital Market after the Merger; and any statements of belief and any statement of assumptions underlying any of the foregoing.

For a discussion of the factors that may cause MYOS, MedAvail or the Post-Merger Public Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward-looking statements, or for a discussion of risk associated with the ability of MYOS and MedAvail to complete the Merger and the effect of the Merger on the business of MYOS, MedAvail and the Post-Merger Public Company, we encourage you to carefully read the Registration Statement.

If any of the risks or uncertainties as described in the Registration Statement materializes or any of these assumptions proves incorrect, the results of MYOS, MedAvail or the Post-Merger Public Company could differ materially from the forward-looking statements. All forward-looking statements in this shareholder brief are current only as of the date hereof. MedAvail does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which any statement is made or to reflect the occurrence of unanticipated events. Additional risks and uncertainties facing MYOS are described more fully in MYOS's periodic reports filed with the SEC available at www.sec.gov.